UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 1, 2014

(Date of earliest event reported)

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 2, 2014, Union First Market Bankshares Corporation (“Union”) filed a Form 8-K reporting the completion of its acquisition of StellarOne Corporation (“StellarOne”) on January 1, 2014. In that filing, Union indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to Union’s January 2, 2014 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1, 99.2 and 99.3.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i) The audited consolidated balance sheets of StellarOne as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes and report of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “StellarOne Audited Information”).

(ii) The unaudited consolidated balance sheet of StellarOne as of September 30, 2013, the unaudited consolidated statements of income for the three and nine months ended September 30, 2013 and 2012, the unaudited consolidated statements of comprehensive income for the three and nine months ended September 30, 2013 and 2012, the unaudited consolidated statements of changes in stockholders’ equity for the nine months ended September 30, 2013 and 2012, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “StellarOne Unaudited Information”).

(b)	Pro forma financial information.

Union and StellarOne unaudited pro forma condensed combined balance sheet as of September 30, 2013, and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein (collectively, the “Union-StellarOne Pro Forma Financial Information”).

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Grant Thornton LLP.

99.1	StellarOne Audited Information.

99.2	StellarOne Unaudited Information.

99.3	Union-StellarOne Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET
BANKSHARES CORPORATION

By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President
and Chief Financial Officer

Date: February 20, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Grant Thornton LLP.

99.1	StellarOne Audited Information.

99.2	StellarOne Unaudited Information.

99.3	Union-StellarOne Pro Forma Financial Information.